Construction contract revenues	12 Months Ended
Dec. 31, 2015
Construction Revenue [Abstract]
Construction Revenue [Text Block]
7. Construction contract revenues

	Year ended
	December 31,
(in thousands of U.S. dollars)	2015	2014	2013
Construction contract revenue	$—	51,868	$51,062
Construction contract expenses	—	(38,570)	(43,958)
Recognized contract margin	$—	13,298	$7,104

PGN LNG formally accepted the PGN FSRU Lampung and signed the Certificate of Acceptance on October 30, 2014 which was the condition for the final payment related to the Mooring. As such the Mooring project was 100% completed as of December 31, 2014. PGN LNG issued invoices for delay liquidated damages of $7.1 million related to claims from PGN LNG on the project for the year end December 31, 2014. Subsequent to December 31, 2014, an understanding with PGN LNG was reached under which no delay liquidated damages were payable. Due to this subsequent event, no delay liquated damages were reflected in the construction contract expenses for the year ended December 31, 2014. Refer to note 21. As of December 31, 2014 the Partnership recorded a warranty allowance of $2.0 million for technical issues that requires the replacement of equipment parts for the Mooring. Refer to note 21. As of December, 2015, approximately $1.0 million of the allowance had been used and the remaining warranty allowance was $1.0 million.

As of December 31, 2013, the Mooring project was estimated to be 52% completed.